SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549
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                             FORM 8-K
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                           CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): October 7, 2005

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                 URSTADT BIDDLE PROPERTIES INC.
      (Exact Name of Registrant as Specified in Charter)
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STATE OF MARYLAND                       1-12803                   04-2458042
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(State or Other Jurisdiction    (Commission File Number)       (I.R.S. Employer
           of Incorporation)                                Identification No.)


321 Railroad Avenue, Greenwich, CT                              06830
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(Address of Principal Executive Offices)                      (Zip Code)

                             (203) 863-8200
          (Registrant's telephone number, including area code)

                                       N/A
     (Former Name or Former address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01         Other Events


         On October 7, 2005 Urstadt Biddle Properties Inc. (the "Company") issued a press release announcing a share repurchase program of up to 500,000 shares in the aggregate, of the Company's Common Stock and Class A Common Stock. A copy of the press release is filed as Exhibit 99.1 to this report.

Item 9.01         Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) The following exhibit is filed as part of this report:

    Press release dated October 7, 2005 is filed as Exhibit 99.1.





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                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 7, 2005        URSTADT BIDDLE PROPERTIES INC.
                              (Registrant)

                              By:      /s/ James R. Moore
                              ---------------------------------

                              Name: James R. Moore
                              Title:   Executive Vice President &
                              Chief Financial Officer



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                                  EXHIBIT INDEX

Number            Exhibit
99.1     Press Release dated October 7, 2005